UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On January 6, 2014, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp. (together with Icahn Enterprises, the “Issuers”), intends to commence an offering of its 6.000% Senior Notes due 2020 (the “2020 Notes”), new Senior notes due 2017 (the “2017 Notes”) and new Senior Notes due 2019 (the “2019 Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended. The 2020 Notes will be issued under the indenture dated as of August 1, 2013 by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor, and Wilmington Trust Company, National Association, as trustee. The 2017 Notes and the 2019 Notes (together with the 2020 Notes, the “Notes”) will be issued under an indenture to be dated the issue date of the Notes. Proceeds from the offering will be used to refinance the Issuers’ outstanding 7¾% Senior Notes due 2016 and 8% Senior Notes due 2018.  A copy of the press release relating to the offering of the Notes is attached hereto as Exhibit 99.1.

In addition, in connection with the offering, Icahn Enterprises intends to make investor presentations to certain existing and potential investors. The investor presentation is attached hereto as Exhibit 99.2.

The information contained in Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.2 shall not be incorporated by reference into any of Icahn Enterprises’ filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.           Other Events

On January 6, 2014 Icahn Enterprises issued a press release announcing that it, together with Icahn Enterprises Finance Corp., commenced a cash tender offer to purchase any and all of the $1.05 billion outstanding aggregate principal amount of their 7¾% Senior Notes due 2016 and the $2.450 billion outstanding aggregate principal amount of their 8% Senior Notes due 2018. A copy of the press release is attached hereto as Exhibit 99.3.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated January 6, 2014

99.2 – Investor Presentation

99.3 – Press Release dated January 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: January 6, 2014		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date January 6, 2014		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer